                                                                    EXHIBIT 4.12

   COMMON STOCK                                                COMMON STOCK
                         CHANCELLOR MEDIA CORPORATION
     NUMBER                                                       SHARES
                            INCORPORATED UNDER THE
                        LAWS OF THE STATE OF DELAWARE


                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                          CUSIP


THIS CERTIFIES THAT




is the registered holder of:

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH
                            OF THE COMMON STOCK OF

=========================CHANCELLOR MEDIA CORPORATION===========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the By-Laws of the Corporation and all amendments thereto, copies of which are on file at the office of the Corporation, to which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the transfer agent and registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

THE FACSIMILE SIGNATURE OF                            THE FACSIMILE SIGNATURE OF

--------------------------                            --------------------------
     TO APPEAR HERE                                          TO APPEAR HERE

        PRESIDENT                                          ASSISTANT SECRETARY


                         CHANCELLOR MEDIA CORPORATION
                               [CORPORATE SEAL]
                                   DELAWARE



Countersigned and Registered:                       Transfer Agent and Registrar
THE BANK OF NEW YORK                            By
 (New York)                                         Authorized Signature






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                         CHANCELLOR MEDIA CORPORATION

    RESTRICTIONS ON TRANSFER AND VOTING: The Certificate of Incorporation of the Corporation provides that, to the extent prohibited by law, (i) the Corporation shall not issue in excess of 25% of its capital stock outstanding at any time to or for the account of any "Alien" or "Aliens"; (ii) the Corporation shall not permit the transfer on its books of any of its capital stock to or for the account of any Alien, if, after giving effect to such transfer, the capital stock held by or for the account of any Alien or Aliens would exceed 25% of the Corporation's capital stock outstanding at any time; and (iii) no Alien or Aliens shall be entitled to vote or direct or control the vote of more than 25% of the total voting power of all the shares of capital stock of the Corporation outstanding and entitled to vote at any time and from time to time. The term "Alien" means any person who is a citizen of a country other than the United States; any entity organized under the laws of a government other that the government of the United States or any state, territory or possession thereof; a government other than the government of the United States or of any state, territory or possession thereof; or a representative of, or an individual or entity controlled by, any of the foregoing.

     In addition, a copy of the statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes of shares of the Corporation authorized to be issued any upon the holder thereof as established by the Certificate of Incorporation and all amendments thereto (or by any certificate of determination of preferences), and the number of shares constituting each class and the designation thereof, will be furnished to any shareholder of the Corporation upon request and without charge at the principal office of the Corporation.

    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

--------------------------------------------------------------------------------
    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------

                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                     -----------------------------------------
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------
                                  X
                                   -------------------------------------------

                                  X
                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.

           SIGNATURE(S) GUARANTEED:

                                   -------------------------------------------
                                   NOTICE: SIGNATURE(S) SHOULD BE GUARANTEED BY
                                   A QUALIFIED MEDALLION GUARANTEE MEMBER AND
                                   MUST CORRESPOND EXACTLY WITH THE NAME AS
                                   WRITTEN UPON THE FACE OF THE CERTIFICATE.

                 THE FOLLOWING MUST BE EXECUTED BY THE ASSIGNEE OF THIS CERTIFICATE BEFORE TRANSFER MAY BE MADE ON THE BOOKS OF THE
                 CORPORATION:

                 The undersigned hereby certifies that the assignee of the shares referred to in the foregoing Assignment is an Alien (as defined above)
                             -----------
                                        is not an Alien
                             -----------

                 and that, if any other person can vote or direct or control the vote of such shares, or if such shares are held for the account of any other person, to the best of the undersigned's knowledge, such other person is an Alien
                             -----------
                                        is not an Alien
                             -----------


                 Dated
                      ---------------------------------